UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________

FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 8, 2025
Date of Report (Date of earliest event reported)
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Civitas Resources, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

555 17th Street, Suite 3700
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(303) 293-9100
(Registrant’s telephone number, including area code)
_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	CIVI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.     Other Events.
On August 8, 2025, Civitas Resources, Inc. (the “Company”) entered into an accelerated share repurchase agreement (the “ASR Agreement”) with a financial institution (the “Counterparty”) to repurchase an aggregate of $250 million (the “Repurchase Price”) of the Company’s outstanding common stock, par value $0.01 per share (the “Common Stock”).
Under the terms of the ASR Agreement, the Company will pay the Repurchase Price and receive an initial delivery of Common Stock from the Counterparty with an aggregate value of 80% of the Repurchase Price based on the closing price of the Common Stock on August 7, 2025. The total number of shares that the Company will ultimately repurchase under the ASR Agreement will be determined based on the average of the volume-weighted average price of the Common Stock during the term of the ASR Agreement, subject to certain adjustments pursuant to the terms and conditions of the ASR Agreement. Final settlement of the ASR Agreement is expected to occur within the third quarter of 2025.
Cautionary Statement Regarding Forward-Looking Information
Certain statements in this Current Report on Form 8-K concerning the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions, or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely,” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements included in this Current Report on Form 8-K include statements regarding the Company’s plans and expectations with respect to the ASR Agreement. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.
These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to: future financial condition, results of operations, strategy and plans; declines or volatility in the prices we receive for our crude oil, natural gas, and NGLs; and general economic conditions, whether internationally, nationally, or in the regional and local market areas in which we do business, including any future economic downturn, the impact of continued or further inflation, disruption in the financial markets, the imposition of tariffs or trade or other economic sanctions or political instability.
Additional information concerning other factors that could cause results to differ materially from those described above can be found under Item 1A. “Risk Factors” and “Management’s Discussion and Analysis” sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, subsequently filed Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings made with the Securities and Exchange Commission.
All forward-looking statements speak only as of the date they are made and are based on information available at the time they were made. The Company assumes no obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIVITAS RESOURCES, INC.

Date: August 8, 2025	By:	/s/ Adrian Milton
	Name:	Adrian Milton
	Title:	Senior Vice President, General Counsel and Assistant Corporate Secretary